Exhibit 99.1
Corporate Overview CJS Securities 9th Annual New Ideas Conference January 7, 2009

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. Forward-Looking Statements This presentation is dated January 7, 2009.

Excellent long-term growth Five-year CAGR*: Sales = 22%; Earnings = 35% Gross margins remain best in industry Maintaining strong cash flow Acquired Pensar Electronic Solutions - Dec. 2008 Increases annual revenue by about 20%, or $55 million Further diversifies LaBarge's mix of business within commercial and industrial market sectors Excellent platform for growth Recent Highlights * Fiscal years 2003 through 2008

Electronics Manufacturing Services EMS market is estimated at $170 billion* Industry defined by largest EMS companies High volume, highly automated production Lower complexity electronic products LaBarge's focused niche is a differentiator Niche is defined by manufacturing electronics with: High complexity High rate of change Low production volumes Trend toward outsourcing within this niche is in its early stages * Source: Manufacturing Market Insider, December 2008

Value Proposition LaBarge's customers are large, technology- driven companies Leading OEMs in diverse market sectors Customers facing "make versus buy" decision Focusing on own core capabilities Interested in boosting efficiencies and reducing costs

LaBarge's Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diverse markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Printed circuit card assemblies Interconnect systems Higher-level assemblies Manufacturing capabilities are backed by value-added services, including engineering support, program management and testing

Established Customer Relationships Industrial Defense Defense Defense Defense and aerospace Government Systems Natural Resources Defense Defense Natural Resources Medical 8 of top 12 customer relationships span more than 10 years

Diverse Markets Defense, 50% Defense, 40% Net Sales - $289.5 million (for 12 months ended Sept. 28, 2008) Commercial Aerospace, 7% Natural Resources, 21% Industrial, 19% Medical, 7% Other, 2% Government Systems, 4% Defense, 54%

High-Reliability in Demanding Environments Missile systems Radar systems Aircraft applications Shipboard systems Defense Commercial Aerospace Satellite launch systems Space applications Commercial aviation Glass container manufacturing systems Welding products Semiconductor fabrication units Industrial Medical Surgical systems Patient monitoring and therapy devices Respiratory care devices Biodecontamination Oilfield services equipment Mine automation systems Mining control systems Natural Resources

U.S. Manufacturing Manufacturing facilities in six states 1,610 employees Headquartered in St. Louis, Mo.

Pensar Acquisition Contract electronics manufacturer in Appleton, Wis. Printed circuit boards and higher-level electronic assemblies 330 non-union employees Profitable, well-managed operation Modestly accretive in the second half of fiscal 2009; more so in fiscal 2010 Expands LaBarge's size and EMS footprint Adds $55 million in annual revenue Adds new customers and markets Expands presence in medical and industrial market sectors $45 million purchase financed with senior debt

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Operational excellence Lean manufacturing Six Sigma New Director of Operational Excellence New Director of Corporate Quality Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved technology tools Strengthening production planning processes

Internal growth - continuously develop existing operations Maintain strong pipeline of new business opportunities Expand and develop core competencies Acquisitions - identify candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Strategy

Backlog (in millions)

Net Sales (in millions) Five-Year CAGR for Net Sales = 22%

Net Earnings Per Share Five-Year CAGR for Net Earnings = 35%

Gross Margin

Challenges and Outlook Near-term challenges Turbulent economic environment Weakness in industrial and mining market sectors Eclipse Aviation bankruptcy could result in write-off Outlook - Long-term business outlook is positive Strong company fundamentals Healthy backlog of business Diverse market approach Successful initiatives on operational excellence High-quality acquisition expands revenues, earnings and platform for growth